UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette, Senior Counsel & Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2009

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

QUARTERLY PORTFOLIO HOLDINGS

1.31.2009

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
January 31, 2009 (Unaudited)

Issuer	Shares	Value

Common stocks 93.63%		$104,315,194
(Cost $146,927,973)

Australia 1.43%		1,594,580
Billabong International Ltd. (Apparel, Accessories & Luxury Goods)	175,000	810,950
Westpac Banking Corp. (Diversified Banks)	79,910	783,630

Austria 1.41%		1,572,146
Lion Nathan Ltd. (Brewers)	225,000	1,158,124
Telekom Austria AG (Integrated Telecommunication Services)	29,500	414,022

Belgium 4.85%		5,406,588
Anheuser-Busch InBev NV (Brewers)	123,400	3,131,892
Anheuser-Busch InBev NV ST VPPR (Brewers) (I)	102,400	525
Belgacom (Integrated Telecommunication Services)	50,000	1,744,397
Solvay SA (Diversified Chemicals)	7,500	529,774

Canada 1.84%		2,044,771
Manitoba Telecom Services, Inc. (Integrated Telecommunication Services)	70,000	2,044,771

France 3.58%		3,982,107
France Telecom SA (Integrated Telecommunication Services)	130,000	2,913,162
Total SA (Integrated Oil & Gas)	21,450	1,068,945

Italy 4.51%		5,022,026
Enel SpA (Electric Utilities)	449,000	2,518,508
Eni SpA ADR (Integrated Oil & Gas)	7,100	300,969
Terna Rete Elettrica Nazionale SpA (Electric Utilities)	725,000	2,202,549

New Zealand 0.77%		862,032
Telecom Corporation of New Zealand Ltd. ADR (Integrated Telecommunication
Services)	128,088	862,032

Norway 1.42%		1,585,160
StatoilHydro ASA ADR (Integrated Oil & Gas)	92,000	1,585,160

Philippines 0.54%		606,225
Philippine Long Distance Telephone Co. ADR (Wireless Telecommunication
Services)	13,700	606,225

South Korea 1.04%		1,157,247
KT Corp. ADR (Integrated Telecommunication Services)	81,900	1,157,247

Spain 2.04%		2,277,046
Fomento de Construcciones y Contratas SA (Construction & Engineering)	17,000	443,089
Gas Natural SDG, SA (Gas Utilities)	21,000	504,301
Telefonica, SA (Integrated Telecommunication Services)	75,000	1,329,656

Switzerland 2.33%		2,591,948
Nestle SA (Packaged Foods & Meats)	75,000	2,591,948

Taiwan 1.92%		2,138,129
Far EasTone Telecommunications Co., Ltd. (Wireless Telecommunication Services)	1,102,047	1,068,874
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Semiconductors)	141,811	1,069,255

United Kingdom 15.92%		17,739,152
AstraZeneca PLC ADR (Pharmaceuticals)	38,500	1,483,405
BP PLC SADR (Integrated Oil & Gas)	30,000	1,274,100
Diageo PLC ADR (Distillers & Vintners)	47,500	2,581,150

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
January 31, 2009 (Unaudited)

Issuer	Shares	Value

United Kingdom (continued)
Imperial Tobacco Group PLC (Tobacco)	65,000	1,777,383
National Grid PLC (Multi-Utilities)	514,300	4,799,735
Tomkins PLC (Industrial Conglomerates)	700,000	1,192,591
United Utilities Group PLC (Multi-Utilities)	260,009	2,030,546
Vodafone Group PLC (Wireless Telecommunication Services)	1,400,000	2,600,242

United States 50.03%		55,736,037
Altria Group, Inc. (Tobacco)	105,800	1,749,932
AT&T, Inc. (Integrated Telecommunication Services)	118,000	2,905,160
Automatic Data Processing, Inc. (Data Processing & Outsourced Services)	36,000	1,307,880
CenturyTel, Inc. (Integrated Telecommunication Services)	58,300	1,582,262
ConocoPhillips (Integrated Oil & Gas)	24,291	1,154,551
DaVita, Inc. (Health Care Services) (I)	13,700	643,900
Diamond Offshore Drilling, Inc. (Oil & Gas Drilling)	6,900	433,044
Dow Chemical Co. (Diversified Chemicals)	91,000	1,054,690
Du Pont (E.I.) de Nemours & Co. (Diversified Chemicals)	40,000	918,400
Duke Energy Corp. (Electric Utilities)	225,100	3,410,265
Frontier Communications Corp. (Integrated Telecommunication Services)	43,471	352,550
Great Plains Energy, Inc. (Electric Utilities)	160,860	3,067,600
Iowa Telecommunications Services, Inc. (Integrated Telecommunication Services)	43,800	562,830
Kraft Foods, Inc., Class A (Packaged Foods & Meats)	50,000	1,402,500
Lorillard, Inc. (Tobacco)	30,700	1,825,422
Merck & Co., Inc. (Pharmaceuticals)	64,000	1,827,200
Nicor, Inc. (Gas Utilities)	35,000	1,197,350
NiSource, Inc. (Multi-Utilities)	100,000	968,000
Nucor Corp. (Steel)	30,000	1,223,700
OGE Energy Corp. (Multi-Utilities)	22,000	542,960
ONEOK, Inc. (Gas Utilities)	43,100	1,259,382
Packaging Corporation of America (Paper Packaging)	117,800	1,672,760
Paychex, Inc. (Data Processing & Outsourced Services)	44,800	1,088,192
Pfizer, Inc. (Pharmaceuticals)	88,000	1,283,040
Philip Morris International, Inc. (Tobacco)	50,000	1,857,500
Progress Energy, Inc. (Electric Utilities)	140,300	5,432,416
Reynolds American, Inc. (Tobacco)	62,502	2,386,327
SCANA Corp. (Multi-Utilities)	56,000	1,920,240
Southern Co. (Electric Utilities)	11,000	367,950
Southern Copper Corporation (Diversified Metals & Mining)	84,800	1,182,112
TECO Energy, Inc. (Multi-Utilities)	175,000	2,101,750
Verizon Communications, Inc. (Integrated Telecommunication Services)	151,600	4,528,292
Windstream Corp. (Integrated Telecommunication Services)	291,000	2,525,880

Preferred Stocks 1.59%		$1,772,378
(Cost $2,111,278)

	Credit
Issuer, description	rating (A)	Shares	Value

United States 1.59%			1,772,378
Bank of America Corp., 6.00%(Diversified Financial Services)	A	33,800	595,556
Comcast Corp., 7.00% Ser B (Cable & Satellite)	BBB+	51,300	1,176,822

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
January 31, 2009 (Unaudited)

Total investments (Cost $149,039,251)† 95.22%	$106,087,572

Other assets and liabilities, net 4.78%	$5,322,596

Total net assets 100.00%	$111,410,168

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

SADR Sponsored American Depositary Receipt

ST VPPR Strip Voter Verified Paper Record

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s rating are not available unless indicated otherwise.

(I) Non-income producing security.

† At January 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $156,703,193. Net unrealized depreciation aggregated $50,615,621, of which $224,153 related to appreciated investment securities and $50,839,774 related to depreciated investment securities.

Written options for the year ended January 31, 2009 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Outstanding, beginning of period	530	$1,550,538
Options written	8,501	22,630,029
Options closed	(6,007)	(17,899,486)
Options exercised	-	-
Options expired	(942)	(2,628,046)
Outstanding, end of period	2,082	$3,653,035

Summary of written options on securities outstanding on January 31, 2009:

	NUMBER OF	EXERCISE	EXPIRATION
NAME OF ISSUER	CONTRACTS	PRICE	DATE	VALUE
CALLS
KBW Bank Index	871	$35	Feb-2009	($67,503)
CMR Morgan Stanley Consumer Index	56	520	Feb-2009	(66,640)
MS Commodity Related Equity	64	470	Feb-2009	(199,680)
Philadelphia Housing Index	382	80	Feb-2009	(53,480)
Russell 2000 Index	65	460	Feb-2009	(80,600)
Russell 2000 Index	65	450	Feb-2009	(111,800)
SPX 500 Index	148	825	Feb-2009	(488,400)
SPX 500 Index	238	800	Feb-2009	(1,130,500)
Philadelphia Utility Index	77	380	Feb-2009	(143,220)
AMEX Oil Index	32	930	Feb-2009	(142,720)
AMEX Natural Gas Index	84	360	Feb-2009	(235,620)
Total	2082			($2,720,163)

Notes to financial statements

Security valuation
Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

4

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2009:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 – Quoted Prices	$70,472,729	($2,720,163)
Level 2 – Other Significant Observable Inputs	35,614,843	-
Level 3 – Significant Unobservable Inputs	-	-
Total	$106,087,572	($2,720,163)

* Other financial instruments are derivative instruments not reflected in the Fund of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Options
The Fund may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain or loss. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. A Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

The Fund may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Foreign currency translation
The books and records of the Fund are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

5

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Risks and uncertainties
Concentration Risk
The Funds may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Derivatives and counterparty risk
The use of derivative instruments may involve risk different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations of that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, here is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of Funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there s less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Medium-size company risk
Stocks of medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of either large or small companies. Mid-cap companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, mid-cap stock may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

6

For more information

Trustees
Patti McGill Peterson, *Chairperson*
James R. Boyle†
James F. Carlin
William H. Cunningham*
Deborah C. Jackson*
Charles L. Ladner
Stanley Martin*
Dr. John A. Moore
Steven R. Pruchansky
Gregory A. Russo
†Non-Independent Trustee
*Member of the Audit Committee

Officers
Keith F. Hartstein
President and Chief Executive Officer

Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadvisers
Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

Analytic Investors, Inc.
500 South Grand Avenue
23rd Floor
Los Angeles, CA 90071

Custodian
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Transfer agent
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Legal counsel
K&L Gates LLP
One Lincoln Street
Boston, MA 02111-2950

Stock symbol
Listed New York Stock Exchange: HTY

How to contact us

Internet	www.jhfunds.com	
Mail	Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310	
Phone	Customer service representatives	**1-800-852-0218**
	Portfolio commentary	**1-800-344-7054**
	24-hour automated information	**1-800-843-0090**
	TDD line	**1-800-231-5469**

This report is for the information of the shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund.

P14Q1 1/09
3/09

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-Q, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 20, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: March 20, 2009